Investor Class - LQTVX Institutional Class - LQTIX Summary Prospectus May 7, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at liquidstrategiesllc.com.  You may also obtain this information at no cost by calling 1-844-8LIQUID (844-854-7843) or by sending an e-mail request to LSFunds@umb.com. The Fund's Prospectus and SAI, both dated March 31, 2014 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the LS Theta Fund (the “Fund”) is to seek to generate current income with a low correlation to the risks and returns of major market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses (includes shareholder service fee of up to 0.15%)1	0.69%	0.69%
Total annual fund operating expenses	1.94%	1.69%
Fee waiver and/or expense reimbursements2	(0.44%)	(0.44%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements	1.50%	1.25%

1	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2
The Fund’s adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively.  This agreement is in effect until June 30, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$153	$567
Institutional Class	$127	$490

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by selling listed weekly put options on U.S. equity indices, U.S. exchange traded funds (“ETFs”), and common stock of U.S. issuers across any market capitalization.  The equity indices in which the Fund sells put options will primarily reflect the general U.S. equity market. The ETFs on which the Fund sells put options would primarily seek to track various benchmark indices which include but are not limited to different asset classes such as equities and fixed income.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price.  Put options are among the types of instruments commonly referred to as derivatives.  The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected.  The potential returns of the Fund generated by such investments are generally limited to the amount of option premiums the Fund receives.  While the Fund’s adviser expects that the Fund will primarily write weekly put options (i.e., options that expire at 4 p.m. (Eastern Time) every Friday of every week), the Fund reserves the right to utilize options of various expirations.

The Fund focuses primarily on equity index options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).  However, the Fund reserves the right to use options which offer American settlement (i.e., options can be exercised any time prior to their expiration date) which may allow delivery of underlying stock.

The Fund will segregate cash or other liquid assets (for example, Treasury Bills, money market fund shares, etc.) in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold will be secured, or "covered".  The Fund’s adviser intends to limit the use of leverage by ensuring that the aggregate value of the underlying securities (as measured by the strike price of the puts) of the put options sold will not exceed the Fund’ total net assets.

The Fund’s adviser employs a disciplined portfolio construction process that relies on guidelines to govern capital allocations based on a quantitative methodology designed by the Fund’s adviser to measure the perceived risk of the broad U.S. equity market.  In making this determination, the Fund’s advisor considers various factors including but not limited to the overall volatility (rate of change) in the markets.  The Fund’s adviser bases allocation decisions among the various indices, ETFs and common stock on a combination of quantitative risk measures and a qualitative assessment of potential risk/reward scenarios, with the ultimate goals of dampening volatility in the Fund’s portfolio and maintaining adequate portfolio diversification while achieving the Fund’s targeted return potential.  The Fund’s adviser evaluates the metrics associated with the valuation of options, including volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the index, ETF or common stock.  There can be no guarantee that the strategy of the Fund’s adviser will be successful in this regard.

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

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Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Equity Risk.  The value of the certain put options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk.  The value of equity securities may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers participate, or factors relating to specific companies.

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Put Option Risk. Options are generally subject to volatile swings in price based on changes in value of the underlying instrument and the value of the Fund’s positions in options may be subject to greater fluctuations in value than investments in the underlying instrument.  The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The Fund will segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

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Small-Cap and Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

•	Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

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ETF Risk.  The value of the certain put options sold by the Fund is based on the value of the investments underlying such options. Accordingly, the Fund is exposed to ETF risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

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Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•	No Operating History. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Adviser
Liquid Strategies, LLC (the “Adviser” or “Liquid Strategies”).

Portfolio Managers
C. Shawn Gibson, Lead Portfolio Manager at Liquid Strategies, has been the portfolio manager of the Fund since its inception on March 31, 2014.  Co-decision makers for the Fund are G. Bradley Ball, CEO & Portfolio Manager at Liquid Strategies and Adam C. Stewart, CFA, Portfolio Manager at Liquid Strategies have both served as members of the investment committee for the Fund since its inception on March 31, 2014.  Mr. Gibson is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100
Institutional Class
Direct Regular Accounts	$100,000	$1,000
Direct Retirement Accounts	$100,000	$1,000
Automatic Investment Plan	$100,000	$1,000
Gift Account For Minors	$100,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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